Condensed Balance Sheets (Unaudited) (USD $)	Dec. 31, 2011	Mar. 31, 2011
ASSETS
Cash	$ 85,466	$ 153,987
Prepaid expenses		28,130
Investments in Local Limited Partnerships, net (Notes 2 and 3)	621,716	606,786
Total Assets	707,182	788,903
Liabilities:
Payables to Local Limited Partnerships (Note 4)	33,810	33,810
Accrued fees and advances due to General Partner and affiliates (Note 3)	138,429	131,632
Accounts Payable		920
Total Liabilities	172,239	166,362
Partners' Equity:
General Partner	43,393	44,269
Limited Partners (25,000 Partnership Units authorized; 21,955 and 21,955 Partnership Units issued and outstanding)	491,550	578,272
Total Partners' Equity	534,943	622,541
Total Liabilities and Partners' Equity	$ 707,182	$ 788,903